                                                                   EXHIBIT 10.19

                               MASTER AGREEMENT

     This Master Agreement (the "Agreement"), entered into this 10th day of April, 1995 is between VERITAS Software Corporation, a California corporation having a place of business at 1600 Plymouth Street, Mountain View, CA. 94043, ("VERITAS") and Qualix Group, Inc., a Delaware corporation, having a place of business at 1900 S. Norfolk Street, Suite 224, San Mateo, CA. 94403 ("QUALIX").

     WHEREAS QUALIX had various agreements with Tidalwave Corporation, a Company that is being merged into VERITAS, to sell those products offered by Tidalwave; WHEREAS VERITAS has become the owner of certain Software Products (as defined herein) through the merger with Tidalwave Corporation. WHEREAS, QUALIX and VERITAS have entered into a settlement agreement relating to QUALIX's rights under its agreements with Tidalwave.

     WHEREAS, QUALIX is hereby granted certain rights by VERITAS, as defined in this Agreement, to sublicense FirstWatch and its derivatives to End-Users, Resellers, Distributors, and OEMs (as defined herein).

NOW, THEREFORE, the parties agree as follows:
1.  DEFINITIONS.
    -----------

       The following terms shall have a defined meaning as used in this
Agreement:

    (a) "OEM" means a company that designs and manufactures either computer systems or computer subsystems and bundles FirstWatch software with their systems and subsystems and does not license FirstWatch software separately.

    (b) "Distributor" means a business entity other than an OEM who licenses copies of the Software Product to Resellers.

    (c) "Reseller" means a sales organization who licenses product to End-Users.

    (d) "End User" means a licensee of computer products who acquires such products for use rather than distribution or resale.

    (e) In the event a company does not fit within categories (a), (b), (c) and
(d) as described in this Section 1, it will be deemed as a Reseller as described in Section 1 (c).

    (f) "Software Product" means the copy(ies) of the FirstWatch software in object code form, patches and bug fixes, new versions, new releases, the supporting documentation ("User Documentation"), any derivative product developed by VERITAS and any other software which is mutually agreed to in writing by the parties hereto.

    (g) "Derivative Product" means any product developed by or for VERITAS that uses all or part of the FirstWatch source code.

    (h) "Patches and Bug Fixes" means any minor change made by or for VERITAS to the Software Product, including changes made for purposes of maintaining operating system and data base system compatibility, error correction, work-arounds and patch tapes (designated sequentially by VERITAS as "Version 1.1.1", "Version 1.1.2", etc.). Patches and Bug Fixes will operate on the same operating system as the immediately preceding version.

    (i) "New Versions" means the upgrading by or for VERITAS of a function or feature of the Software Product, or any change made by VERITAS to the Software Product which improves its performance, including all Patches and Bug Fixes made to the Software Product since the last previous Version (designated sequentially by VERITAS as "Version 1.1", "Version 1.2", etc.). Each New Version will operate on the same operating system as the immediately preceding version.

    (j) "New Release" means the addition by or for VERITAS of a previously unincluded function or feature to the Software Product (designated sequentially by VERITAS as "Release 1.0", "Release 2.0", etc.).

    (k) "License Key" means a series of characters which activates the Software Product for use.

    (l) "Net Revenues" means the list price less any applicable discounts and returns.

2.  TERM.  This Agreement shall become effective immediately upon the closing of
    ----
the merger of Tidalwave Technologies with VERITAS and shall terminate February 28, 1997 ("Termination Date"). VERITAS shall act reasonably in its consideration of any request by QUALIX for an extension of the Agreement beyond the Termination Date and in doing so shall offer QUALIX terms which are not less attractive than those generally offered other similar U.S. Distributors.

3.  RIGHTS OF QUALIX.
    ----------------

    (a) Right to copy, market, distribute and support the Software Product. QUALIX has the right to reproduce binary copies of the Software Product and market, distribute, license and support such copies according to the terms and conditions herein.

        QUALIX shall have exclusive rights to market, license, distribute and
                          ---------
support the Software Product to End-Users, Resellers and Distributors in North America. QUALIX will have non-exclusive rights to market, distribute, license
                          -------------
and support the Software Product to End-Users, Resellers and Distributors outside of North America however, QUALIX shall have exclusive rights to market, distribute and support the Software Product to End-Users, Resellers and Distributors in the Countries where QUALIX has established a "Qualified Reseller / Distributor" (as defined herein) until such time as the Qualified Reseller/Distributor has been disqualified. QUALIX will have non-exclusive
                                                             -------------
rights to market, distribute and support the

Software Product to OEMs on a world wide basis (both in and outside North America). VERITAS will not distribute the Software Product nor authorize others to distribute the Software Product to Data General. "Qualified Reseller/Distributor" means a Distributor or Reseller who has a good reputation; a track record of marketing a similar level of products; and meets an annual sales volume quota after an initial non-quota start up period not to exceed six (6) months; such annual quotas must [*] as applicable, in that same territory [*] Outside North America and Japan, either party may enter into a letter of intent or its equivalent with a Qualified Reseller/Distributor and then such party will be granted the exclusive right to market, distribute and support in that Qualified Reseller/Distributor's country to any Distributor, Reseller or End-User (not OEM). It is agreed that QUALIX has established "Qualified" Distributors or Resellers in the countries listed on Exhibit A as of the effective date of this Agreement however, VERITAS may review the agreements and the qualification criteria and determine if the Qualified Reseller/Distributors should be disqualified for substantial material failure to meet reasonable qualifications criteria. Notwithstanding the foregoing,
                                            ------------------------------
QUALIX shall not distribute the Software Products nor authorize others to
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distribute the Software Products in any manner in Japan that is in violation
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with Tidalwave's contract with Nippon Steel. If Qualix develops and introduces
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for commercial sale a product that runs on Solaris or HP-UX that competes
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directly with the Software Product, then VERITAS may terminate Qualix's
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exclusive right to market that Software Product on that specific platform
-------------------------------------------------------------------------
provided that Qualix will have a non-exclusive right to market the Software
---------------------------------------------------------------------------
Product on that platform.
-------------------------

    (b) License Agreements. Before licensing any Software Products to an OEM,
        ------------------
Distributor or Reseller, QUALIX will obtain from such third party an executed copy of an agreement which contains, at a minimum, the terms and conditions described in Exhibit B entitled "Qualix Reseller Agreement" except to the extent inconsistent with local laws. QUALIX will not be required to have a signed license agreement with its End-Users but will be required to provide license terms to the End-User consistent with those in Exhibit C, entitled "Qualix End-User Agreement", upon shipment of the product and require non End-Users to provide license agreements to their End Users under similar terms and conditions as stated in Exhibit C except to the extent inconsistent with local laws. Upon notice that an OEM, Distributor, Reseller, or End-User is in material violation of its agreement and has failed to cure such breach on a timely basis after notice thereof, QUALIX will cease from licensing any further Software Products to such party until such party's cure's the breach.

    (c) Customer Service and Support. VERITAS will provide QUALIX with hotline
        ----------------------------
consultation, as well as Patches, Bug Fixes, New Versions and New Releases, at no additional charge. QUALIX agrees to direct support requests to VERITAS through not more than one (1) designated employee and one (1) back up employee of QUALIX. Qualix can redesignate its employee. VERITAS agrees to provide hotline telephone support during its normal business hours, as well as on-line E-MAIL and facsimile access. QUALIX agrees to provide customer service and technical support directly to its customers. VERITAS is not obligated to provide such direct support to QUALIX's customers and VERITAS agrees to not solicit QUALIX's

* Confidential portion has been omitted and filed separately with the Commission.

customers for support contracts and services. QUALIX agrees to employ and train pre-sales personnel for the Software Product and provide a level of product support for its customers substantially similar to QUALIX's other products. Subject to availability, QUALIX may contract pre-sales assistance from VERITAS; such pre-sales assistance shall be subject to VERITAS then current consulting rates, unless otherwise agreed to by VERITAS.

    (d) Future Software Product Development. VERITAS will commit to completion
        -----------------------------------
of the New Version functionality requirements per the terms set forth on Exhibit
D. VERITAS agrees to develop other New Versions based on mutual agreement between the parties. VERITAS and QUALIX shall work together to define the scope of a future New Release and develop a mutually agreed upon definition and schedule which shall not exceed eighteen (18) months of developer and technical publisher's effort.

        Unless VERITAS agrees to port the Software Product to a requested platform in a timely manner then Qualix will have the right to pay for the port and QUALIX would own that ported work. In such case Qualix would have the exclusive right to market the ported work and VERITAS would be required to receive QUALIX's consent before marketing Qualix's ported version of the Software Product. VERITAS shall reasonably accommodate QUALIX's requirements such as release of the source code to developers in order for QUALIX to complete the port. VERITAS is not precluded from independently paying for a port to same platform as Qualix and owning the right to port the Software Product. Qualix may request Veritas to provide ongoing support of the ported Software Product after the port is completed, however, Veritas may charge for such ongoing support. Veritas charges shall not exceed the prices it generally charges other customers for similar support services. In the case of the RS 6000 port, Veritas agrees to reduce the support charge by an amount equal to [*] of the RS 6000 net revenue paid Veritas for Software Product licenses after Veritas has fully recovered its porting costs (in the case where Veritas has paid the porting costs) or [*] of any RS 6000 net revenue if Veritas did not pay for the port. Veritas shall bill Qualix for ongoing support costs until six months after the RS 6000 port has been delivered to Data General or another first customer less any revenue credits earned to that date. Additional credit may be earned beyond that date.

    (e) Restrictions on Copying and Decompiling. QUALIX agrees not to misappropriate any VERITAS trade secrets and copyrights or infringe any patents. QUALIX shall not make unauthorized copies of the Software Product except to the extent inconsistent with local laws. Qualix is permitted to make evaluation and demonstration copies of the product as needed and provide them to potential customers and no license fees will be charged.

4.  PAYMENT TERMS.
    -------------

    (a) License Fees and Orders. VERITAS changes a license fee for all copies of
        -----------------------
the Software Products distributed. Such license fees will be listed in VERITAS' standard price list as published and modified by VERITAS from time to time during the term of this Agreement. VERITAS shall give QUALIX ninety (90) days advance written notice of any license fee increase to a Software Product. Fee increases shall apply only to orders not already placed by QUALIX VERITAS. An order is deemed accepted once VERITAS has issued a License Key.

* Confidential portion has been omitted and filed separately with the Commission.

Unless this agreement is terminated, VERITAS agrees to accept all orders from QUALIX and issue a permanent license key upon demand. VERITAS agrees that any price increases will be reasonably consistent with market conditions and that Qualix will be consulted in determining the new price. In evaluating market conditions, Veritas shall consider material price changes by either a large competitive Solaris OEM, or two or more small Solaris OEMs and adjust prices accordingly. QUALIX shall pay, for each copy of the Software Product that it licenses for its customers, a royalty based on the VERITAS then current price list, as indicated below. Qualix will be rebated the license fee for any each copy that is delicensed (returned) by its customers, within the first ninety
(90) days of issuance of the license key shipment. QUALIX's license fee shall
                                                   --------------------------
become immediately owed upon the issuance of a License Key by VERITAS and shall
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be paid forty-five (45) days after the calendar quarter in which the License Key
--------------------------------------------------------------------------------
was issued by VERITAS. Qualix is granted the right and ability to generate
---------------------
temporary license keys, up to ninety (90) days, for purposes of providing evaluation copies and one hundred and eighty (180) days for demonstration copies to its customers.

    (b) Royalties. QUALIX shall pay VERITAS the following royalties for each copy of Software Product that it licenses:


End Users:      [*] of the then current VERITAS list price for End Users;


Resellers &     [*] of the then current VERITAS list price under its standard
Distributors    Reseller program or [*] of Net Revenue, whichever is less;

All OEMs:       [*] of the OEM Net Revenue, unless otherwise mutually agreed to by VERITAS and QUALIX.

        No royalty is due on add-on products which Qualix has independently developed which do not infringe VERITAS' intellectual property rights and support contracts Qualix enters into with its customers. VERITAS acknowledges that Qualix has independently developed agents and is licensing them to its customers.

        Upon receiving prior written approval from VERITAS, which will not be unreasonably withheld or delayed, QUALIX will be entitled to additional discounts which would enable them to accept orders from End-Users below the then current VERITAS price list and pay [*] of the revenue after the discounts. In addition, upon receiving prior written approval from VERITAS, which will not be unreasonably withheld or delayed, QUALIX may be approved to grant discounts of greater than [*] for tier 1 Distributors/Resellers, [*] for tier 2 Distributors/ Resellers and [*] for tier 3 Distributors/Resellers and pay [*] of the revenue after discounts. VERITAS agrees that it shall not unreasonably withhold or delay prior written approval and that it is deemed approved if VERITAS does not respond in writing regarding the request within five (5) business days. VERITAS reserves the right to require that QUALIX supply information regarding the intended customer and sales situation, as VERITAS deems reasonably necessary to evaluate the request. QUALIX agrees to provide reasonable notice of such requests and to use

* Confidential portion has been omitted and filed separately with the Commission.

the sales forecast process to provide advanced alert to such requests for situations likely to require non-standard pricing/discounts.

        Currently QUALIX is pursuing sales revenue form the OEM channel as indicated by its relationship with Data General and pursuit of prospective Solaris and HP OEMs. Should QUALIX not pursue OEM prospects or obtain revenue generating OEM customers in these markets, then QUALIX shall act reasonably in its consideration of requests by VERITAS to modify the VERITAS royalties payable to QUALIX as necessary to permit VERITAS to market and sell to these OEMs. VERITAS further agrees to provide OEM sales lead information consistent with each party's obligation to share sales lead and forecast information on a routine basis.

    (c) VERITAS' Payments to QUALIX and Other Obligations. In the event that
        -------------------------------------------------
VERITAS licenses the Software Product directly to an OEM, then VERITAS shall pay QUALIX either [*] of the Net Revenue received from the OEM if such revenue is received from sales based on either the Solaris or HP-UX OEM platform or [*] of the Net Revenues if such revenue is based on sales other than Solaris or HP-UX. VERITAS will not offer OEMs a discount on the Software Product which is greater than [*] of the then current VERITAS list price unless it has received prior written approval from QUALIX; such approval to not be unreasonably withheld. VERITAS will make reasonable efforts to negotiate certain restrictions with their OEMs; such restrictions would prohibit the OEM from announcing the general release of the Software Product for shipment to the OEM's customers more than thirty (30) days prior to its release; VERITAS shall also make reasonable efforts to ensure that QUALIX's customers can upgrade to a version compatible with that developed by the OEM.

    (d) Taxes and Duties. In addition to any payments due under this Agreement,
        ----------------
either party shall pay amounts equal to any taxes, duties, or other amounts, however designated, which are levied or based upon such payments, or upon this Agreement, provided, however, that either party shall not be liable for taxes based on the other party's net income.

5.  OTHER TERMS.
    -----------

    (a) Marketing. QUALIX agrees to use reasonable commercial efforts to market,
        ---------
distribute, and support the Software Products, and further agrees that its marketing and advertising efforts will be of high quality, in good taste, and will preserve the professional image and reputation of VERITAS and the Software Products. QUALIX agrees to include in all such advertising all applicable copyright and trademark notices of VERITAS as they appear on or in the Software Products.

        VERITAS agrees that it will preserve the professional image and reputation of Qualix when delivering product and support services and when discussing, selling and marketing the Software Product or any VERITAS product to prospective or current Qualix customers. VERITAS agrees not to solicit for employment at VERITAS the employees of Qualix during the term of this Agreement and for ninety (90) days thereafter.

* Confidential portion has been omitted and filed separately with the Commission.

    (b) Forecast. QUALIX agrees to submit to VERITAS, on a monthly basis, a
        --------
non-binding rolling six (6) month sales forecast, and once every six (6) months, QUALIX shall provide VERITAS with an eighteen (18) month sales forecast. All forecasts will include customer names and/or territory if such information is reasonably available. VERITAS will provide QUALIX with Software Product sales leads on a weekly basis, as available. Additionally, from time to time, VERITAS will provide QUALIX with a forecast of Software Product sales by OEMs, but not less frequent than once per quarter.

    (c) Records. Each party agrees to maintain a complete, clear and accurate
        -------
record for a least two years of the number of copies of each Software Product distributed, to whom they were distributed and the payments received therefor.

    (d) Audit Rights: Either party will have the right to direct a recognized,
        ------------
independent accounting firm, acceptable to the other party, to conduct a reasonable audit of books and records relating to the payment of royalties under this Agreement. This audit will be conducted at the initiating party's expense, during normal business hours, not more frequently than once during each twelve
(12) month period. Representatives of the auditing firm shall protect the confidentiality of information and abide by reasonable security regulations while on premises. Any underpayment disclosed by the audit, including overdue payment charges that have accrued on underpaid amounts shall be paid immediately. The costs of conducting this audit will be paid by the under reporting party if the audit discloses that the amount of underpayment exceeds five percent (5%) of the amount due, provided that such underpayment is greater than $7,500.00.

    (e) Reports. Each party shall submit a quarterly sales report, showing the
        -------
volume of the Software Products distributed, name of customer and the discount applied. This report is due within forty-five (45) days of the end of each fiscal quarter.

6.  LICENSE TO USE TRADEMARKS; NON-GENERIC ADVERTISING.
    --------------------------------------------------

    (a) Trademark License. VERITAS hereby grants to QUALIX a non-exclusive, sub
        -----------------
licensable world-wide limited license to use "VERITAS," both the name and in the stylized form used by VERITAS, and the applicable Software Product trademarks (the "Trademarks") solely in the distribution, advertising and promotion of the Software Products. QUALIX's use shall be in accordance with applicable law and VERITAS' policies that are provided to Qualix in writing, regarding advertising and trademark usage. QUALIX will continue to market the product as it has in the past and will put any notices legally required and/or reasonably requested by VERITAS.

        Qualix has the right to represent itself as the exclusive provider of FirstWatch in those applicable countries, as provided herein, during the term of this agreement and can package the product in a professional manner that includes QUALIX's name as exclusive provider where applicable, as deemed appropriate.

    (b) Quality. QUALIX agrees that the nature and quality of any products or
        -------
services it supplies in connection with the Trademarks shall conform to the standards set by VERITAS and delivered to QUALIX in writing. QUALIX agrees to cooperate with VERITAS in facilitation control of the nature and quality of such products and services, and to supply VERITAS with specimens of use of the Trademarks upon request.

7.  OWNERSHIP OF PROPRIETARY RIGHTS. QUALIX acknowledges that between the
    -------------------------------
parties VERITAS retains exclusive ownership of the Software Product and its Trademarks including all goodwill thereunder and thereto. QUALIX will include on each copy of the Software Product that it licenses, and on all containers and storage media therefor, all copyright and other notices of proprietary rights included by VERITAS on the Software Product. QUALIX agrees not to alter, erase, deface, or overprint any such notice on anything provided by VERITAS. QUALIX will also include the appropriate Trademark notices regarding VERITAS when using VERITAS' Trademarks in advertising and promotional materials for the Software Product. QUALIX will take reasonable measures at VERITAS' request and expense to protect the VERITAS' rights in the Software Products. Except as provided herein, QUALIX is not granted any rights to patents, copyrights, trade secrets, trade names, Trademarks (whether registered or unregistered), or any other rights, franchises or licenses with respect to the Software Products.

        Qualix will own all rights, title and interest in add-on (eg. agents) products and porting adaptions paid for by Qualix and will owe VERITAS no compensation when Qualix licenses such products. In addition, VERITAS recognizes and agrees that Qualix is currently licensing such add-on products and porting adaptions and will continue to do so and not owe VERITAS any royalties. Should Veritas modify its Reliant product to run on Solaris or HP-UX, Veritas will grant Qualix the right to market Reliant on terms, conditions and prices Veritas generally offers other distributors.

8.  NON-DISCLOSURE.  During the term of this Agreement, either party may be
    --------------
exposed to certain information which are the proprietary and confidential information of the other. Each party agrees that during and after the term of this Agreement for a period of five (5) years, it will not use or disclose to any third party any Confidential Information without the prior written consent of the other party. Each party hereby consents to the disclosure of its Confidential Information to its employees subject to non-disclosure agreements as is reasonably necessary in order to allow such party to perform under this Agreement and to obtain the benefits hereof. Confidential Information must be in writing and must be marked confidential. This paragraph shall not apply to information which the other party:

    (a) can document was in the public domain at the time of communication thereof, or that it entered the public domain through no action of the other party subsequent to the time of the communication thereof;

    (b) has been communicated to a third party free of any obligation of confidence;

    (c) is disclosed in response to a valid order of a court or other governmental body or political subdivision thereof, or is required by law to be disclosed, or is necessary to establish rights under this Agreement, provided, however that either party use its reasonable best efforts to limit disclosure and to obtain confidential treatment or a protective order and shall allow the other party to participate in the proceeding;

    (d) is disclosed upon the prior written consent of the other party; or

    (e) is independently developed by the other party without use of any VERITAS Confidential Information.

    (f)  was disclosed to the other party by a third party.

9.  WARRANTY.
    --------

    (a) Software Products. VERITAS warrants the Software Products TO END USERS
        -----------------
ONLY pursuant to the terms and conditions of the End User License Terms. No warranty is extended to QUALIX except as provided below.

    (b) Proprietary Rights Indemnity. VERITAS shall defend at its own expense
        ----------------------------
any claim, suit or proceeding brought against QUALIX and its agents and employees insofar as it is based on a claim that the Software Product constitutes an infringement of a patent or a copyright, trademark or other enforceable proprietary right belonging to any third party. To qualify for such defense and payment QUALIX must: (1) give VERITAS prompt written notice of any such claim; and (2) allow VERITAS to control and fully cooperate with VERITAS, at VERITAS' expense in the defense and all related settlement negotiations. VERITAS shall pay all direct damages, reasonable costs and expenses and attorney fees when finally awarded or when settlement is reached with respect to any such claim against QUALIX but shall not be responsible for any compromise made without its consent. Upon notice of an alleged infringement or if in VERITAS' opinion such a claim is likely, VERITAS shall have the right, at its option, to obtain the right to continue the distribution of the Software Product, substitute other computer software with similar operating capabilities or modify the Software Product so that it is no longer infringing. In the event that none of the above options in VERITAS' opinion is reasonably available, QUALIX's sole and exclusive remedy shall be to terminate this Agreement and to cease using and to return to VERITAS all copies of the Software Product that it holds in its inventory and be reimbursed on any license fees paid on such inventory. Should Qualix cease using the Software Product because of this provision, VERITAS agrees to cease any distribution of the Software Product and any derivative through any means at any time after the date Qualix ceases distribution (never license the product again). Should VERITAS choose to terminate this Agreement under this provision it will give QUALIX notice as early as legally allowed. This Section 10 states the entire liability and obligation of VERITAS and the exclusive remedy of QUALIX with respect to any alleged infringement of a patent, copyright, trademark or trade secret by the Software Product or any part thereof.

    (c) Limitations and Disclaimer. EXCEPT FOR THE EXPRESS WARRANTY AND
        --------------------------
INDEMNITY SET FORTH ABOVE, VERITAS MAKES NO OTHER WARRANTIES RELATING TO THE SOFTWARE PRODUCTS, EXPRESS OR IMPLIED, AND EXPRESSLY EXCLUDES ANY WARRANTY OF NON-INFRINGEMENT, FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY. NO PERSON IS AUTHORIZED TO MAKE ANY OTHER WARRANTY OR REPRESENTATION CONCERNING THE PERFORMANCE OF THE SOFTWARE OTHER THAN AS PROVIDED IN THIS

PARAGRAPH AND IN THE END USER LICENSE AGREEMENT. QUALIX SHALL MAKE NO OTHER WARRANTY, EXPRESS OR IMPLIED, ON BEHALF OF VERITAS.

    (d) Indemnification of VERITAS. QUALIX will, at its expense, if notified
        --------------------------
promptly in writing and given sole control of the defense and all related settlement negotiations, with VERITAS' full assistance and cooperation, defend VERITAS against any claim based solely on an allegation that any derivative work on the Software Product developed by or for QUALIX by a third party other than VERITAS infringes a patent, copyright, trademark or other enforceable proprietary right belonging to any third party. QUALIX will pay to VERITAS that portion of any resulting costs, direct damages and attorneys' fees when finally awarded or when settlement is reached with respect to any such claim, provided, however, QUALIX shall have no duty to indemnify or defend VERITAS if the Software Product infringes

10. TERMINATION.
    -----------

    (a) With Cause. Either party may terminate this Agreement upon ninety (90)
        ----------
days written notice of a material breach of this Agreement by the other party if such breach is not cured within such ninety (90) day period. Should a dispute arise as to whether a material breach has occurred, the issue will be submitted to arbitration, as set forth in section 14(l) herein, and both parties will continue to execute on this Agreement pending the resolution of the arbitration. Notwithstanding the foregoing, in the event either party fails to fulfill its payment obligations as set forth herein, then the other party may immediately terminate this Agreement upon thirty (30) days written notice of such material breach if such breach is not cured within such thirty (30) day period. Payment obligations will be deemed cured if the other party makes payment to an escrow account pending resolution of the dispute.

    (b) Rights Upon Termination. Within ninety (90) days from the date of
        -----------------------
termination of this Agreement:

        (1) QUALIX shall cease using the Trademarks and discontinue all representations that it is a VERITAS Distributor.

        (2) VERITAS shall be entitled to reject all or part of any orders received from QUALIX and;

        (3) All payments due either party under the terms of this Agreement will be paid in full, including any amounts due and payable following the termination of this Agreement. The rights of End-Users will continue.

11. LIMITATION OF LIABILITY. In the event that either party should be found by a
    -----------------------
court of law or arbitration panel to have wrongfully terminated or materially breached this agreement, then the wrongful or breaching party shall be liable for any direct damages as well as any indirect damages caused.

EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 11, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL OR

CONSEQUENTIAL DAMAGES OR EXEMPLARY DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUES AND LOSS OF PROFITS OUT OF USE OF THE SOFTWARE PRODUCT OR SERVICES ARISING IN ANY WAY OUT OF THIS AGREEMENT, INCLUDING NEGLIGENCE, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12. MISCELLANEOUS.
    -------------

    (a) Notices. All notices permitted or required under this Agreement shall be
        -------
in writing and shall be delivered in person or by certified or registered express mail, and shall be deemed given upon personal delivery or five (5) days after deposit in the mail. Notice shall be sent to the Chief Financial Officer.

    (b) Force Majeure. Neither party shall be liable herein by reason of any
        -------------
failure or delay in the performance of its obligations hereunder) on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, acts of God, war, governmental action, labor conditions, earthquakes, material shortages or any other cause which is beyond the reasonable control of such party.

    (c) Assignment. This Agreement may not be assigned by either party without
        ----------
the prior written approval of the other party which shall not be unreasonably withheld except that either party may assign this Agreement in the event of an acquisition or merger.

    (d) Waiver. Neither party shall by mere lapse of time without giving notice
        ------
or taking other action hereunder be deemed to have waived any breach by the other party of any of the provisions of this Agreement. Further, the waiver by either party of a particular breach of this Agreement by the other party shall not be construed as, or constitute, a continuing waiver of such breach, or of other breaches of the same or other provisions of this Agreement.

    (e) Severability. In the event that any provision of this Agreement shall be
        ------------
unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall not render this Agreement unenforceable or invalid as a whole, and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

    (f) Injunctive Relief. It is expressly agreed that a violation of this
        -----------------
Agreement may cause irreparable harm to either party and that a remedy at law would be inadequate. Therefore, in addition to any and all remedies available at law, either party may be entitled to an injunction or other equitable remedies in all legal proceedings in the event of any threatened or actual violation of any or all of the provisions hereof.

    (g) No Agency. Nothing contained herein shall be construed as creating any
        ---------
agency, partnership, or other form of joint enterprise between the parties.

    (h) Headings. The section headings appearing in this Agreement are inserted
        --------
only as a matter of convenience and in no way define, limit, construe or describe the scope or extent of such section or in any way affect such section.

    (i) Arbitration. Any claim, dispute or controversy arising out of or in
        -----------
connection with or relating to this Agreement or the breach or alleged breach thereof shall be submitted by the parties to arbitration by the American Arbitration Association in State of California, United States of America under the commercial rules then in effect for that Association except as provided herein. All proceedings shall be held and a transcribed record prepared in English. The parties shall choose, by mutual agreement, one arbitrator within thirty (30) days of receipt of notice of the intent to arbitrate. If no arbitrator is appointed within the times herein provided or any extension of time which is mutually agreed upon, the Association shall make such appointment within thirty (30) days of such failure. The award rendered by the arbitrator shall include costs of arbitration, reasonable attorneys' fees and reasonable costs for expert and other witnesses, and judgment on such award may be entered in any court having jurisdiction thereof; provided however, that nothing in this Agreement shall be deemed as preventing either party from seeking injunctive relief (or any other provisional remedy) from the courts as necessary. The parties shall be entitled to discovery as provided in the Code of Civil Procedure of the State of California, whether or not the California Arbitration Act is deemed to apply to said arbitration.

    (j) Counterparts. This Agreement may be signed in two counterparts which
        ------------
together shall form a single agreement as if both parties had executed the same document.

    (k) Acknowledgment of Obligations. VERITAS acknowledges that Qualix has
        -----------------------------
entered into agreements with Data General and Technology by Design on the reliance of performance by Tidalwave Technologies. VERITAS agrees to honor the contractual obligations of Tidalwave and cooperate with Qualix in performance of its obligations under those contracts. VERITAS will be responsible for the royalty payments owed to Technology By Design. The contracts are provide as an Exhibit to this Agreement.

    (l) Entire Agreement. This Agreement and all Exhibits are incorporated by
        ----------------
reference into a settlement agreement between VERITAS, Tidalwave and its agents, officers and shareholders, and Qualix, set forth the entire agreement between the parties regarding the subject matter and supersedes any prior or contemporaneous agreements. This agreement will become effective upon the execution of the settlement agreement in its entirety. No modifications or amendments to this Agreement will be binding upon the parties unless made in writing and executed by authorized officials of each party. [Waiting for attorney comments on integration into settlement agreement]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized representatives as of the date set forth above.

        EXHIBITS

        A:  QUALIX International Reseller/Distributor List
        B:  Sample Reseller/Distributor Agreement

        C:  Sample End User Agreement
        D:  Software Product Functionality Requirements
        E:  Data General Agreement
        F:  Agreement with Technology By Design


    Executed by:                                Accepted by:

QUALIX:                                    VERITAS SOFTWARE CORPORATION

--------------------------------------

By:                                        By:
   -----------------------------------        --------------------------------
     (Signature)            (Date)              (Signature)         (Date)


--------------------------------------     -----------------------------------
     (Type or print name)                       (Type or print name)


--------------------------------------     -----------------------------------
     (Title)                                    (Title)

                                   Exhibit A
                         QUALIX Resellers/Distributors

                                   Australia
                                    Belgium
                                    Brazil
                                    Canada
                                     Chile
                                     China
                                    Finland
                                    France
                                    Germany
                                   Hong Kong
                                     Korea
                                   Malaysia
                                    Mexico
                                  New Zealand
                                    Norway
                                    Panama
                                   Singapore
                                 South Africa
                                    Sweden
                                    Taiwan
                             United Arab Emirates
                                United Kingdom

QUALIX and VERITAS agree to review the above listed Resellers/Distributors in order to confirm whether or not such Resellers/Distributors meet the "Qualified Reseller/Distributor" criteria specified in the Agreement. QUALIX agrees to provide VERITAS sufficient information regarding Qualified Resellers/Distributors as reasonably needed to make a determination including contact information, profiles, and a history of sales performance and proposed quotas.

                                   EXHIBIT B
                              RESELLER AGREEMENT

     This RESELLER AGREEMENT ("Agreement") is by and between QUALIX GROUP, INC., a Delaware corporation, having its principal place of business at 1900 S. Norfolk, Suite 224 San Mateo, California 94403 ("Qualix" or "Provider") and ___________ ("Company" or "Reseller"), a (corporation/partnership/sole proprietorship) duly organized and existing under the laws of ________________, with a principal place of business at the address set forth on the signature page hereof.

     Together, Qualix and Reseller are the only parties to this Agreement. The effective date of this Agreement is on the date both parties have signed this Agreement.
--------------------------------------------------------------------------------
     Whereas, Provider manufactures, publishes, and distributes software under its own name and/or the third party label of others to end users and for resale;

     Whereas, Reseller distributes software under its own name and/or the third party label of others; and

     Whereas, Provider wishes to sell and Reseller wishes to buy Qualix' products for resale to end users.

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth below, the parties agree as follows:

1.  PRODUCTS; RESELLER APPOINTMENT.
    ------------------------------

    1.1 As used in this Agreement, "Products" means those products which at any given time are listed in the then effective Provider Products List ("Products Lists") as initially set forth in Exhibit C hereto, which Products List shall change from time to time as Provider adds and/or deletes particular products from this agreement.

    1.2 Subject to the terms and conditions of this Agreement, provider appoints Reseller and Reseller accepts such appointment to sell Products on a non-exclusive basis in the territory described in Exhibit A. Provider reserves the right to increase or decrease the number of persons who resell products at any time, without notice.

2.  DURATION AND TERMINATION.
    ------------------------

    2.1 This Agreement has an initial term of one (1) year from its effective date; this Agreement shall be automatically renewed thereafter for one (1) year periods upon its anniversary date unless either party terminates the Agreement earlier by providing a thirty (30) day written notice of cancellation. Such cancellation by either party is purely discretionary.

    2.2 Upon exercise of the termination rights set forth in Section 2.1 above, Reseller is still responsible for all payments to Provider under this agreement. All other contractual obligations regarding ownership of product, record keeping/ reporting, and use of Trademarks and Trade names shall survive the termination of this agreement.

    2.3 Upon termination, Reseller shall cease issuance of demonstration copies of software, and shall return all proprietary materials to Provider.

3.  RESELLER'S WARRANTIES, DUTIES AND RESPONSIBILITIES.
    --------------------------------------------------

    3.1  Reseller warrants and represents that::

    (a) it is a reseller of software products to end users;

    (b) it has adequate facilities and resources to inventory, distribute, service and support the Products in the Territory; and

    (c) it has and will maintain a valid resale certificate from local tax authorities (if such certificate is required under applicable law), and shall submit proof thereof upon reasonable request by Provider.

    3.2 Reseller shall use commercially reasonable efforts to sell Products to end users.

    3.3 Reseller shall provide post-sale first line (to customer) service and support for the Products distributed by it.

    3.4 Reseller shall familiarize itself with the Products in accordance with standard industry methods, which may include Reseller's attendance at any Provider training programs in the Products.

    3.5 Reseller shall transfer Products to end users with all packing and warranties, disclaimers and customer license agreements intact as shipped from Provider (if any) and shall instruct each Product licensee as to any software licenses accompanying any such Product.

    3.6 Reseller shall report to Provider all suspected Product defects (including safety problems, as applicable) related to Products and keep Provider reasonably informed of customer complaints regarding such Products.

    3.7 Reseller shall report quantities of Products sold to end users, by Company name, address, phone, and Zip Code, to Provider on a monthly basis.

4.  PROVIDER DUTIES AND RESPONSIBILITIES.
    ------------------------------------

    In consideration of Reseller's warranties, representations and obligations described in Section 3 and Reseller's purchase of Products for distribution, Provider shall:

    4.1 Make available to Reseller, at cost, data sheets, brochures, instruction manuals, and other available material to assist Reseller in the promotion and sale of Products. Reseller may, with approval of Provider, reprint such materials for it's prospects and customers.

    4.2 Provide Reseller with backup technical assistance and information regarding Products and the use thereof.

    4.3 Make available to Reseller, upon Reseller's request and purchase, sufficient quantities of Products.

5.  PRICES AND PRODUCTS
    -------------------

    5.1 From time to time, Reseller shall buy Products from Provider on the price terms set forth in Exhibit B. Payment for Product units shall be made
                         ---------
within thirty (30) days after whichever of the following circumstances applies:
(i) Reseller's receipt of a non-demonstration or non-evaluation Product unit for resale from Provider or (ii) with respect to a demonstration or evaluation Product unit, if (a) a customer has requested that such demonstration or evaluation Product unit be rendered fully functional and Provider and Reseller makes such unit fully functional. (b) Reseller's invoice date to customer if Reseller has billed customer for use of such Product as a fully functional Product unit or (iii) invoice from Provider for Products or demonstration material.

    5.2 Reseller is responsible for payment of all duties, imposts, sales taxes, value-added taxes and all other taxes, levies, fees or charges of any kind imposed by any government authority based upon Reseller's purchase of Products from Provider. However, the immediately foregoing sentence shall not apply to any taxes as may be imposed upon provider's net income arising out of the sale of Products to Reseller.

    5.3 In the event of a change in Product prices or fees, Provider will provide Reseller with at least thirty (30) days prior written notice of the change and its effective date. With respect to a price or fee increase, such increase will apply to delivery of Products to Reseller thirty (30) days after the date of the notice. If Provider decreases its prices or fees for any Product, Provider shall grant a corresponding reduction on units of such Product in Reseller's inventory at the date of such decrease, if any, which units are
(i) in a non-defective condition as of the effective date of the decrease and
(ii) have been shipped to Reseller within thirty (30) days before such date. Provider will grant such reduction by crediting Reseller's account with an amount equal to the difference between the net invoice price or fee at which each such unit was sold to Reseller and the current price or fee to Reseller thereof, exclusive of credit adjustments to Reseller.

    5.4 Provider shall have the right, at its absolute discretion, and without thereby incurring any liability to Reseller with respect to any order theretofore placed, or otherwise, to change the features or to discontinue the manufacture, sale or license of any Products. Provider shall notify Reseller at least thirty (30) days prior to its discontinuance of manufacture, sale or license of any Products covered by this Agreement. Provider shall also notify Reseller at least thirty (30) days prior to its commencement of delivery of any replacement or substitute for any Product then being sold by Provider which affects the commercial marketability of any particular Product or changes any features or specifications of such Products o that its commercial marketability is affected. However, if Provider changes or discontinues any particular Product, Provider shall (i) provide telephone service and other support services to Reseller and end users for all affected Product units for a period of one year after such change or discontinuance and
(ii) provide Reseller with quantities of any affected Product units ordered by Reseller to fulfill any Reseller commitments for delivery of such Product units within the six month period immediately after the effective date of such Product discontinuance or change.

    5.5 Reseller shall have the right to purchase demonstration and/or evaluation copies of the Products from Provider. As used herein, a Product demonstration and/or evaluation copy is a copy of a Product which has been disabled and/or is not fully functional. If any demonstration and/or evaluation Product copies are subsequently fully enabled (i.e., rendered fully functional or made to possess all the features of the commercial versions of the respective products distributed for revenue by Provider), then Reseller shall pay Provider for such copies at the rate set forth in Exhibit B and in accordance with
Section 5.1.

    5.6 The prices, fees, terms and conditions stated in Provider's price and fee schedule(s) and in this Agreement shall apply to all purchases of Products by Reseller irrespective of any provisions in Reseller's purchase orders, Provider's invoices and/or the parties' other business forms; the terms of all such business forms shall be disregarded other than shipment date, invoice date, quantities ordered, and applicable unit prices (if same comply with this Agreement).

    5.7 Reseller understands that Provider may, at its option, refuse any order placed by Reseller or cancel any accepted orders or delay shipment thereof, if Reseller is in breach of any of its obligations hereunder.

6.  ORDERS
    ------

    6.1 Any purchase order from Reseller shall be deemed a firm commitment to take the Products specified. Orders without a requested shipping date shall be deemed to have an immediate ship date upon Provider's receipt of such order. All orders shall be subject to acceptance by the Provider. Provider shall use its best efforts to meet Reseller's orders. All orders are subject to Product availability, and in the event circumstances limit the supply of Product. Reseller understands that in such circumstance Provider shall allocate such in its reasonable discretion. Reseller understands that Provider may make partial shipments on account of Reseller's orders, which shipments shall be separately invoiced and paid for when due, without regard to subsequent deliveries.

    6.2 Provider may charge Reseller a cancellation fee equal to five percent (5%) of the amount of any order placed by Reseller and subsequently canceled seven (7) days or less prior to the requested shipment date. Reseller shall be entitled to cancel any order more than seven (7) days prior to the requested shipment date without incurring any penalty therefor. Orders may not be canceled once shipped by Provider.

    6.3 Reseller shall have the right to return up to 25% of it's inventory of product, in exchange for replacement versions of Products, no more than once per quarter. Should Provider replace the current version with a newer version, this inventory balancing privilege shall be at 100% of the obsoleted product.

7.  DELIVERY.
    --------

    Delivery under this Agreement will be F.O.B. factory; all risk of loss or damage shall pass to Reseller upon delivery of Product to the carrier or to Reseller, whichever is first. Reseller shall bear the risk of loss or damage in transit provided that Provider ships Products insured according to applicable industry standards. To the extent possible, Provider shall assist Reseller in making claims with carriers in the event of loss or damage in transit. If the parties agree, freight and insurance may be prepaid and billed to Reseller. Reseller may designate in its written release and in any written revised delivery schedule the carrier and the amount and nature of insurance coverage for the shipment. If Reseller fails to make such designation, Provider will use its reasonable discretion in doing so. Delivery to the initial carrier shall be deemed satisfactory delivery.

8.  INDEPENDENT STATUS.
    ------------------

    Reseller shall conduct all business hereunder in its own name. No agency, employment or joint venture relationship is created or intended between Provider and Reseller. Neither party has the right or power to act or bind the other party in any respect, nor to pledge its credit, accept any service of process on behalf of the other or receive any notices of any nature on behalf of the other.

9.  WARRANTIES.
    ----------

    9.1 PROVIDER WARRANTS THAT EACH PRODUCT WILL PERFORM SUBSTANTIVELY IN ACCORDANCE WITH THE SPECIFICATIONS FOR SUCH RESPECTIVE PRODUCT. PROVIDER DOES NOT WARRANT THAT A PARTICULAR PRODUCT WILL OPERATE ERROR-FREE OR WITHOUT INTERRUPTION. PROVIDER RESERVES THE RIGHT TO CHANGE ITS WARRANTY POLICY AT ANY TIME, WITH SUCH CHANGES APPLICABLE TO SUBSEQUENT SHIPMENTS OF PRODUCT. UNLESS CONSIDERED UNENFORCEABLE OR UNLAWFUL UNDER APPLICABLE LAW, ALL IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY EXCLUDED. PROVIDER SHALL NOT BE LIABLE FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATED TO THE USE OR PERFORMANCE OF THE PRODUCTS.

    9.2 Reseller shall not make any representations or warranties contrary to or inconsistent with those given by the Provider in its respective operating and service manuals, end user documentation, and other applicable specifications for a given Product.

10. TRADEMARKS AND TRADENAMES.
    -------------------------

    During the term of this Agreement, Reseller is authorized by Provider to use Provider's trademarks, in connection with Reseller's sale and promotion of Products; such shall be in accordance with Provider's reasonable policies in effect from time to time. Reseller has paid no consideration for the use of Provider's trademarks, and nothing contained in this Agreement shall give Reseller any interest in such trademarks. Reseller agrees that it will not at any time during or after this Agreement assert or claim any interest in any Provider trademark or the rights of Provider therein. Reseller further agrees not to affix any Provider trademark or to use such trademark in connection with products other than the respective Product(s). Upon termination of this Agreement, Reseller shall forthwith cease all display and use of Provider Trademark(s) except that Provider may continue such use to exhaust Reseller's inventory of Products, and Reseller shall not thereafter use or display any such mark or any part thereof which is similar to or confusing with any such Provider trademark or tradename.

11. INDEMNIFICATION.
    ---------------

    Provider represents that it has sufficient right, title and interest in and to the Products to sell such Products free of all ___ms of infringement or misappropriation of proprietary rights of any third party or parties. At its expense, Provider shall defend any action or claim against Reseller based upon any allegation that (a) Provider does not have sufficient right, title and interest in the Products supplied by Provider free of ___m(s) of third parties and sold or licensed by Reseller or (b) ___ Product(s) supplied by Provider infringe(s) or misappropriate(s) a patent, tradename, trademark, copyright, trade secret of a third party or parties, and Provider shall ____ the amount of any settlement and/or the costs and damages incurred by Reseller in connection with such claim and/or action (including, without limitation), Reseller's reasonable attorneys' fees and related expenses in defense of ____e and all damages finally awarded in such litigation or in connection with such claim against Reseller, if any). Notwithstanding the foregoing, Provider shall not be obligated to pay any amount, make any indemnity or defend suit by reason of any claim described in the immediately preceding sentence unless (a) Provider is notified by Reseller in writing of any notice of claim or of actual or of threatened litigation and Reseller tenders defense thereof to Provider in timely fashion (a time period which does not materially prejudice Provider's defense of the claim) and (b) Reseller cooperates with Provider, as reasonably necessary, at Provider's expense, to defend, compromise or settle such claim the same. Upon notice of such claim or of actual or threatened litigation, Provider may, at its option: (1) procure for Reseller the right to continue to use the Products which are the basis of such claim; (2) replace or modify same to render them non-infringing; or (3) take back the allegedly infringing items and refund to Reseller the amounts previously paid therefor. Should either option (1) or (2) be selected by Provider, any substitute or modified Product will meet the performance specifications of the replaced Product.

12. GENERAL PROVISIONS
    ------------------

    12.1 Notices shall be sent by personal courier, prepaid first class, certified mail (return receipt requested), or facsimile (followed up by deposit in prepaid, first class, certified mail) to the address of a party as set forth in this Agreement, or to such other address as the receiving party shall have designated by notice in writing. Notices shall be effective on receipt. The addressee for a party shall be that person then holding the title of the person signing this Agreement on behalf of such party.

    12.2 This Agreement shall be governed by the laws of the State of California.

    12.3 This Agreement constitutes the entire Agreement between the parties pertaining to the subject matter hereof, and it supersedes, merges, and renders void any and all written or oral agreements and/or understandings previously existing between them with respect to Products. The section and paragraph headings contained herein shall not be considered as substantive parts of this Agreement; they are for reference purposes only.

    12.4 In the event that any portion of this Agreement shall be held to be unenforceable or void by a court of law, such portion shall be struck but the remaining portions of the Agreement shall remain in full force and effect to the maximum extent permitted by law. Any modifications of this Agreement shall not be effective unless in writing and signed by a duly authorized representative of both parties.

    12.5 Failure by either party on any occasion to require compliance with any provision of this Agreement shall not constitute a waiver of such provision or compliance on any other occasion unless such waiver so explicitly provides. No waiver shall be effective unless given in a writing singed by the party making such waiver. This Agreement may be amended or supplemented only by a writing signed by both parties. Except expressly provided for by Section 5.6, no terms of any purchase order, invoice, or similar document will amend or supplement this Agreement, even if it is accepted or signed by the receiving party.

    12.6 Reseller shall comply fully with all export controls imposed on Products by the Office of Export Administration, Department of Commerce, United States of America or any successor agency thereto.

    12.7 This Agreement shall be binding upon and inure to the benefit of the parties' respective successors and assigns. However, neither party shall assign this Agreement or any rights or obligations hereunder without the other party's prior written consent except to (1) a company, partnership, or other business entity wholly controlled or owned by either party, (2) an affiliated person in which such assigning party holds or owns a controlling interest (defined as the power to vote not less than fifty percent of such person's voting securities or ownership interest), (3) a purchaser of all or substantially all the assets of either party or the business to which this Agreement relates or any person or entity into which such party is merged or consolidated, or (4) a parent company. Notwithstanding the foregoing, Provider may assign its right to payment hereunder to any third party without the prior written consent of Reseller.

     IN WITNESS WHEREOF, THE PARTIES HAVE SET FORTH BELOW THEIR CONSENT TO THE TERMS OF THE AGREEMENT THROUGH THE SIGNATURES OF THEIR DULY AUTHORIZED REPRESENTATIVES.


Provider:                           Reseller:

QUALIX GROUP, INC.                  ----------------------------------------
1900 S. Norfolk, Suite 224          Address:
San Mateo, California 94403                 --------------------------------

                                    ----------------------------------------

                                    ----------------------------------------

TITLE                               TITLE
     ----------------------------        -----------------------------------

SIGNATURE                           SIGNATURE
         ------------------------            -------------------------------

DATE                                DATE
    -----------------------------       ------------------------------------


The EXHIBITS to this Agreement include:
    EXHIBIT A   TERRITORY
    EXHIBIT B   PRICE LIST, APPLICABLE DISCOUNT AND PROMOTION POLICIES
    EXHIBIT C   PROVIDER PRODUCTS LIST

                                   EXHIBIT C

IMPORTANT:  READ CAREFULLY BEFORE PROCEEDING
CUSTOMER LICENSE AGREEMENT

Please read this agreement before continuing. By proceeding to run the attached product, you signify your acceptance of this license agreement. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, you may not use, copy, modify, or transfer this program or any part thereof, and you may not transfer any rights granted hereby.

If you do not agree with the terms, remove this software program from your computer and return all materials to your software supplier for a full refund.

A.  You agree:

    1) that the applicable developer ("Developer") retains all rights and title to the attached product (the "Program") and any copies;

    2) to use the Program only in the exact form licensed to you and only on the specific machines for which Qualix Group, Inc. ("Qualix") has authorized, or has provided a "key" to you;

    3) not to attempt to bypass the Program licensing mechanism by any means, including modifying your computer system or the Program;

    4) not to try to list or construct, by any means, the source code of the Program (unless product was purchased from Qualix in source form);

    5) not to remove any product identification or notices from the Program or any support material;

    6) to copy the Program ONLY for the purposes of making system backups. If there is a licensing mechanism which allows for time-limited evaluations, you may allow other potential purchasers the ability to examine the software on their system (provided they obtain a temporary "key" from Qualix by calling (800) 245-UNIX);

    7) that if this is a time-limited evaluation copy, you realize that THE PROGRAM WILL NOT RUN AFTER THE END OF THE EVALUATION PERIOD;

    8) to prevent others from violating the above terms.

B.  Copyright (C) 1992 Qualix Group, Inc. or Developer.  All rights reserved.

Notwithstanding the copyright notice, the program and information contained herein are licensed only pursuant to the license agreement that contains restrictions on use and disclosure (which incorporates by reference certain limitations and notices imposed by third parties); accordingly, it is "Unpublished - rights reserved under the copyright laws of the United States" for purposes of the FARs. RESTRICTED RIGHTS LEGEND: Use, duplication, or disclosure by the Government is subject to the restrictions as set forth in subparagraph (c)(1)(a) of the Rights in Technical Data and Computer Software clause of the DFARS 252.227-7013 and FAR 52.227-19 (c) and any successor rules or regulations.

C. In addition, our lawyers have asked us to put in this standard, protective language:

    1) Export laws. You agree to comply with all export laws and restrictions and regulations of the Department of Commerce or other United States or foreign agency or authority, and not to export, or allow the export or reexport of any proprietary information or the Program or copy or any direct product thereof in violation of any such restrictions, laws or regulations, or to Afghanistan, the People's Republic of China or any Group Q,S,W,Y or Z country specified in the then current Supplement No. 1 to Section 770 of the U.S. Export Administration Regulations (or any successor supplement or regulations).

    2) Termination. This license shall be automatically terminated upon breach of any term of this Agreement by you. Upon termination, you must immediately destroy all of your copies of the Program. All of your obligations and the rights of Qualix or Developer hereunder shall survive termination.

    3) Limitation on Liability; Exclusive Remedy. QUALIX OR DEVELOPER IS NOT RESPONSIBLE FOR LOSS OR INACCURACY OF DATA, OR FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUES AND LOSS OF PROFITS. ANY LIABILITY OF QUALIX OR DEVELOPER UNDER ANY LEGAL THEORY WHATSOEVER WILL BE LIMITED EXCLUSIVELY TO PRODUCT REPLACEMENT OR IF UNENFORCEABLE, TO REFUND OF THE LICENSE FEE. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES SO THE ABOVE LIMITATIONS AND EXCLUSIONS MAY NOT APPLY TO YOU.

    4) General. Due to the unique nature of the Program and the competitive advantage it gives Qualix or Developer, there can be no adequate remedy at law for any breach of your obligations herefunder the upon any such breach or any threat thereof, Qualix or Developer shall be entitled to appropriate equitable relief in addition to whatever other remedies it might be entitled. This Agreement is a complete and exclusive statement of the agreement between you and Qualix or Developer concerning the Program that supercedes all proposals or prior agreements, oral or written. This Agreement can only be modified by a duly executed writing. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflict of laws provisions thereof. The prevailing party in any legal action brought to enforce this Agreement shall be entitled to legal fees and costs. No delay or failure to exercise any right hereunder shall be deemed to be a waiver thereof and any waiver of any right or condition shall not apply to any other time or right. Any provision of this Agreement held to be invalid shall not render this Agreement invalid as a whole. The exclusive jurisdiction and venue of any action with respect to this Agreement shall be the Superior Court of California for the County of San Mateo or the United States District Court for the Northern District of California and each of the parties hereto submits itself to the exclusive jurisdiction and venue of such courts for the purpose of any such action.

    5) Warranty. Software programs, however embodied, are provided "AS IS" and Qualix or Developer makes no warranty or representation, whether express or implied, including but not limited to the implied warranties of merchantability, fitness for a particular purpose and noninfringement. With respect to any software, its quality, performance, merchantability, or fitness for a particular purpose you bear the entire risk as to quality and performance. Should the software programs prove defective following purchase, you assume the entire cost of all necessary servicing or repair.

FEDERAL LAW PROVIDES SEVERE CIVIL AND CRIMINAL PENALTIES FOR THE UNAUTHORIZED REPRODUCTION OR DISTRIBUTION OF COPYRIGHTED COMPUTER SOFTWARE PROGRAMS. NO COPYRIGHT NOTICE SHALL BE DEEMED TO IMPLY THAT THE PROGRAM HAS BEEN PLACED IN THE PUBLIC DOMAIN.

Qualix Group, Inc. 1900 S. Norfolk Street, Suite 224, San Mateo, CA  94403.
Tel: (415) 572-0200, Fax: (415) 572-1300, Email: info@qualix.com.

THIS AGREEMENT DOES NOT SUPERCEDE MANUFACTURER'S LICENSE AGREEMENT

EXHIBIT D
---------

                                  RELEASE 2.2
                                  -----------

The following is a preliminary list of the product commitments, to be considered for inclusionin Release 2.2, however such commitment shall not exceed in total six man months of development and test work without the prior written consent of VERITAS.

 .  Alternate Heartbeat (such as heartbeat through the disk)
 .  NFS file locking handled (and associated agent for NY customer)
 .  GUI Script Builder
 .  LIA function disabled (ability to reboot from keyboard)
 .  Official Solaris 2.4 support, including Sun's journaling file system
 .  GUI Monitor
 .  Modify scripts to support SPARC storage array
 .  Documentation update (8  1/2 x 11"), including additional chapters (see new documentation plan)
 .  ATM support
 .  Testing on HP 10.0 operating system, including HP journaling file system

* VERITAS agrees to make a good faith effort to reach agreement with Qualix on the content of the product requirements of Release 2.2 and to define a mutually agreeable development plan and time schedule not later than April 24, 1995, with the objective of completing Release 2.2 by no later than June 30, 1995.

Draft 940809

                                   EXHIBIT E

                          SOFTWARE LICENSE AGREEMENT

    AGREEMENT effective as of August 9, 1994 by and between QUALIX GROUP, INC., a corporation duly organized and existing under the laws of the State of Delaware, and having a principal place of business at 1900 S. Norfolk Street, Suite 224, San Mateo, California 94403 (Hereinafter "Qualix") and DATA GENERAL CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware and having a principal place of business at 4400 Computer Drive, Westboro, Massachusetts 01580 (hereinafter "Data General").

                                  WITNESSETH

    WHEREAS, Tidalwave Technologies, Inc. (hereinafter "Tidalwave"), developed and owns all right, title and interest in a certain package of computer software, more particularly described in Exhibit "A" and known as "FirstWatch;" and

    WHEREAS, Qualix has represented that Tidalwave has granted to Qualix exclusive distribution rights in North America and non-exclusive distribution rights in the rest of the world (excluding Japan) with respect to FirstWatch; and

    WHEREAS, Qualix and Data General desire to enter into a licensing agreement whereby Data General will obtain certain rights to distribute licenses to use the FirstWatch software in connection with Data General's CLARiiON line of computer equipment together with the right to request and/or make certain modifications and/or enhancements thereto, upon the payment of the license and other fees and upon the terms and conditions hereinafter set forth.

                            IT IS THEREFORE AGREED:

    1. Grant of License:

    QUALIX hereby grants to Data General a non-exclusive license to manufacture, use, modify, and distribute FirstWatch software directly and indirectly through Data General's own sales force, its subsidiaries, resellers, distributors, OEMs and/or any other channels of distribution Data General may establish from time to time, to Data General's CLARiiON customers and/or users of Data General CLARiiON products (whether or not such products have been sold under the CLARiiON trade name) in accordance with the terms of this Agreement. FirstWatch will only be licensed by Data General for use with Data General's CLARiiON products, or for use with CLARiiON products to customers who have already purchased Data General CLARiiON products.

                                   EXHIBIT F

                             CONSULTING AGREEMENT

This Agreement is made effective as of June 8, 1994, by and between Technology By Design of 175 Easy Street, Mountain View, California 94043-3783, and Qualix Group, Inc. 1900 S. Norfolk St., #224, San Mateo, California 94403-1151.

In this Agreement, the party who is contracting to receive services shall be referred to as "Qualix", and the party who will be providing the services shall be referred to as "TBD".

TBD has a background in quality software development, testing, and management, and is willing to provide services to Qualix based on this background.

Qualix desires to have services provided by TBD.

Therefore, the parties agree as follows:

1. DESCRIPTION OF SERVICES.

Beginning on June 7, 1994, TBD will provide the following services, (collectively the "Services"):

     i. Project Analysis including proposed code delivery milestone schedule no later than 1.5 weeks from commencement of project.

    ii. Porting the Solaris 2x FirstWatch code and components thereof defined in "Proposal to Qualix Group for FirstWatch HP-UX Port", dated May 20, 1994 (hereafter referred to as the Proposal), section 2.2.1 to HP-UX 9.x. The porting explicitly excludes base Solaris code still under development as outlined in section 2.3 of the "Proposal".

   iii. Testing for product functionality on HP9000/700 series workstation in the following configuration: asynchronous fail-over configuration, ethernet/serial PPP heartbeat network, no disk mirroring support.

    iv. Maintenance for FirstWatch for HP-UX for a period of 12 months beginning final code acceptance by Qualix with the following provisions:

        a. Maintenance includes fixes for Severity 1 and Severity 2 defects as defined below.

        b. Total maintenance hours not to exceed 100 person hours. Maintenance in excess of 100 hours shall be renegotiated under a separate Agreement or as an amendment to this Agreement.

        c. Severity 1 defect is defined as defects without known workarounds causing a system crash, application crash, or data corruption.

        d. Severity 2 defect is defined as defects with known workarounds causing a system crash, application crash, or data corruption.

     v. Input to documentation for any changes necessary as defined in section
        2.2.3 of Proposal.

2. PERFORMANCE OF SERVICES

The manner in which the services are to be performed and the specific hours to be worked by TBD shall be determined by TBD. Qualix will rely on TBD to work as many hours as may be reasonably necessary to fulfill TBD's obligations under this Agreement.

3. DELIVERY SCHEDULE

Delivery schedule shall be agreed upon between TBD and Qualix after examination of source code by TBD.

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